UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 26, 1997





                        U.S. RESTAURANT PROPERTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   MARYLAND                     1-13089                        75-2687420
(STATE OF OTHER        (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER
JURISDICTION OF                                             IDENTIFICATION NO.)
INCORPORATION OR
ORGANIZATION)


                              5310 Harvest Hill Rd.
                                Suite 270, LB 168
                               Dallas, Texas 75230
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                  972-387-1487
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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Item 2.           Acquisition or Disposition of Assets

On November 26, 1997, U.S. Restaurant Properties, Inc.. (the "Registrant") acquired 18 restaurant properties located in Texas, Oklahoma, Tennessee, New
Mexico  and  Louisiana  from  Kettle  Restaurants,   Inc.  This  transaction  in
combination with previously reported restaurant properties acquired between January 1, 1997 and October 15, 1997, which are unaudited, and those acquired from the period October 15, 1997 and November 26, 1997 (date of reportable event) are deemed significant in aggregate to Registrants total assets as previously reported on Form 10-K. The acquisition was done pursuant to one purchase and sales agreement. The purchase price equaled $6,000,000 in cash and other capitalized costs of approximately $158,000. The selling entity was Kettle Restaurants, Inc., a Texas corporation. The acquisition was funded by the Registrant's bank line of credit.

On November 24,1997, the Registrant acquired three Taco Bell restaurant properties from H.A. Sessions. The acquisition was done pursuant to one purchase and sale agreement. The purchase price for these restaurant properties equaled $875,000 in cash and other capitalized costs of approximately $28,000. The acquisition was funded by the Registrant's bank line of credit.

On November 17, 1997, the Registrant acquired four Perkin's restaurant properties located in Minnesota and Florida from Minneapolis Teachers' Retirement Fund Association, Inc. and MRT Properties, Inc. The acquisition was done pursuant to four purchase and sales agreements. The purchase price equaled $2,974,450 in cash and other capitalized costs of approximately $51,000. The selling entity was Minneapolis Teachers' Retirement Fund Association, Inc. a Minnesota non-profit corporation and MRT Properties, Inc., a Minnesota corporation. The acquisition was funded by the Registrant's bank line of credit.

In addition, to the above acquisitions, one other property (the "Other Property) was acquired during the period October 15, 1997 and November 26, 1997. The property was purchased for an aggregate cash purchase price of approximately $1,855,000. This property consists of one John Harvard's Brew House restaurant property. The acquisition was funded by the Registrant's bank line of credit.

The Sellers are not affiliated with the Registrant, any director or officer of the Registrant or any associate of any such director or officer.

The purchase prices, which were negotiated with the Sellers, were determined through internal analysis by the Registrant of historical cash flows and fair market values of the acquired Properties.

ITEM 7.       FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

         a.   FINANCIAL STATEMENTS

              Financial  Statements for  the Properties  acquired  and  noted in
              Item 2 are not available at this time and will be filed as soon as possible, but not later than 60 days from the date of this Form 8-K.


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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  December 9, 1997                   U.S. RESTAURANT PROPERTIES, INC.





                                          By:  /s/ Robert J. Stetson
                                             --------------------------------
                                             Robert J. Stetson
                                             President, Chief Executive Officer






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